IVY FUNDS
Ivy Accumulative Fund
Ivy Wilshire Global Allocation Fund
Ivy Mid Cap Income Opportunities Fund
Ivy Pzena International Value Fund
Ivy Apollo Strategic Income Fund
Ivy California Municipal High Income Fund
Ivy Corporate Bond Fund
Ivy Crossover Credit Fund
Ivy Government Securities Fund
Ivy Pictet Emerging Markets Local Currency
  Debt Fund
Ivy Pictet Targeted Return Bond Fund
Ivy PineBridge High Yield Fund
Ivy International Small Cap Fund
Ivy Apollo Multi-Asset Income Fund
Ivy Cash Management Fund
Ivy Core Equity Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Core Fund
Ivy Small Cap Growth Fund
Ivy Value Fund
Ivy Global Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Municipal Bond Fund
Ivy Municipal High Income Fund
Ivy Securian Core Bond Fund
Ivy Emerging Markets Equity Fund
Ivy Global Equity Income Fund
Ivy Global Growth Fund
Ivy International Core Equity Fund
Ivy Managed International Opportunities Fund
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Energy Fund
Ivy LaSalle Global Real Estate Fund
Ivy Natural Resources Fund
Ivy Science and Technology Fund
Ivy Securian Real Estate Securities Fund
Ivy Government Money Market Fund
Ivy ProShares S&P 500 Dividend Aristocrats
  Index Fund
Ivy ProShares Russell 2000 Dividend Growers
  Index Fund
Ivy ProShares Interest Rate Hedged High Yield
  Index Fund
Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares MSCI ACWI Index Fund

INVESTED PORTFOLIOS
InvestEd 90 Portfolio
InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio

IVY VARIABLE INSURANCE PORTFOLIOS
Ivy VIP Pathfinder Moderate – Managed
  Volatility
Ivy VIP Pathfinder Moderately Aggressive –
  Managed Volatility
Ivy VIP Pathfinder Moderately Conservative –
  Managed Volatility
Ivy VIP Core Equity
Ivy VIP Growth
Ivy VIP Mid Cap Growth
Ivy VIP Small Cap Core
Ivy VIP Small Cap Growth
Ivy VIP Value
Ivy VIP Corporate Bond
Ivy VIP Global Bond
Ivy VIP High Income
Ivy VIP Limited-Term Bond
Ivy VIP Global Equity Income
Ivy VIP Global Growth
Ivy VIP International Core Equity
Ivy VIP Asset Strategy
Ivy VIP Balanced
Ivy VIP Energy
Ivy VIP Natural Resources
Ivy VIP Science and Technology
Ivy VIP Securian Real Estate Securities
Ivy VIP Government Money Market
Ivy VIP Pathfinder Aggressive
Ivy VIP Pathfinder Moderately Aggressive
Ivy VIP Pathfinder Moderate
Ivy VIP Pathfinder Moderately Conservative
Ivy VIP Pathfinder Conservative

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, referred to herein as “Transaction Funds” and as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P. Ivy Distributors, Inc. (IDI) remains the program manager and marketing broker to the Ivy InvestEdSM 529 Plan.
1.	Effective July 1, 2021, the name of each Fund is changed as follows and each related reference is hereby replaced in the Funds’ Prospectus and SAI:

Former Name	New Name
Retail Funds
Ivy Accumulative Fund	Delaware Ivy Accumulative Fund
Ivy Apollo Multi-Asset Income Fund	Delaware Ivy Apollo Multi-Asset Income Fund
Ivy Apollo Strategic Income Fund	Delaware Ivy Apollo Strategic Income Fund
Ivy Asset Strategy Fund	Delaware Ivy Asset Strategy Fund
Ivy Balanced Fund	Delaware Ivy Balanced Fund
Ivy California Municipal High Income Fund	Delaware Ivy California Municipal High Income Fund
Ivy Core Equity Fund	Delaware Ivy Core Equity Fund
Ivy Corporate Bond Fund	Delaware Ivy Corporate Bond Fund
Ivy Crossover Credit Fund	Delaware Ivy Crossover Credit Fund
Ivy Emerging Markets Equity Fund	Delaware Ivy Emerging Markets Equity Fund
Ivy Energy Fund	Delaware Ivy Energy Fund
Ivy Global Bond Fund	Delaware Ivy Global Bond Fund
Ivy Global Equity Income Fund	Delaware Ivy Global Equity Income Fund
Ivy Global Growth Fund	Delaware Ivy Global Growth Fund
Ivy Government Securities Fund	Delaware Ivy Government Securities Fund
Ivy High Income Fund	Delaware Ivy High Income Fund
Ivy International Core Equity Fund	Delaware Ivy International Core Equity Fund
Ivy International Small Cap Fund	Delaware Ivy International Small Cap Fund
Ivy Large Cap Growth Fund	Delaware Ivy Large Cap Growth Fund
Ivy LaSalle Global Real Estate Fund	Delaware Ivy LaSalle Global Real Estate Fund
Ivy Limited-Term Bond Fund	Delaware Ivy Limited-Term Bond Fund
Ivy Managed International Opportunities Fund	Delaware Ivy Managed International Opportunities Fund
Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Growth Fund
Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Ivy Municipal Bond Fund	Delaware Ivy Municipal Bond Fund
Ivy Municipal High Income Fund	Delaware Ivy Municipal High Income Fund
Ivy Natural Resources Fund	Delaware Ivy Natural Resources Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund	Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund
Ivy Pictet Targeted Return Bond Fund	Delaware Ivy Pictet Targeted Return Bond Fund

Former Name	New Name
Ivy PineBridge High Yield Fund	Delaware Ivy PineBridge High Yield Fund
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund
Ivy ProShares MSCI ACWI Index Fund	Delaware Ivy ProShares MSCI ACWI Index Fund
Ivy ProShares Russell 2000 Dividend Growers Index Fund	Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
Ivy ProShares S&P 500 Bond Index Fund	Delaware Ivy ProShares S&P 500 Bond Index Fund
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Ivy Pzena International Value Fund	Delaware Ivy Pzena International Value Fund
Ivy Science and Technology Fund	Delaware Ivy Science and Technology Fund
Ivy Securian Core Bond Fund	Delaware Ivy Securian Core Bond Fund
Ivy Securian Real Estate Securities Fund	Delaware Ivy Securian Real Estate Securities Fund
Ivy Small Cap Core Fund	Delaware Ivy Small Cap Core Fund
Ivy Small Cap Growth Fund	Delaware Ivy Small Cap Growth Fund
Ivy Value Fund	Delaware Ivy Value Fund
Ivy Wilshire Global Allocation Fund	Delaware Ivy Wilshire Global Allocation Fund
Ivy Cash Management Fund	Delaware Ivy Cash Management Fund
Ivy Government Money Market Fund	Delaware Ivy Government Money Market Fund
VIP Funds
Ivy VIP Asset Strategy	Delaware Ivy VIP Asset Strategy
Ivy VIP Balanced	Delaware Ivy VIP Balanced
Ivy VIP Core Equity	Delaware Ivy VIP Core Equity
Ivy VIP Corporate Bond	Delaware Ivy VIP Corporate Bond
Ivy VIP Energy	Delaware Ivy VIP Energy
Ivy VIP Global Bond	Delaware Ivy VIP Global Bond
Ivy VIP Global Equity Income	Delaware Ivy VIP Global Equity Income
Ivy VIP Global Growth	Delaware Ivy VIP Global Growth
Ivy VIP Growth	Delaware Ivy VIP Growth
Ivy VIP High Income	Delaware Ivy VIP High Income
Ivy VIP International Core Equity	Delaware Ivy VIP International Core Equity
Ivy VIP Limited-Term Bond	Delaware Ivy VIP Limited-Term Bond
Ivy VIP Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth
Ivy VIP Natural Resources	Delaware Ivy VIP Natural Resources
Ivy VIP Pathfinder Aggressive	Delaware Ivy VIP Pathfinder Aggressive
Ivy VIP Pathfinder Conservative	Delaware Ivy VIP Pathfinder Conservative
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility
Ivy VIP Pathfinder Moderate	Delaware Ivy VIP Pathfinder Moderate
Ivy VIP Pathfinder Moderate – Managed Volatility	Delaware Ivy VIP Pathfinder Moderate – Managed Volatility
Ivy VIP Pathfinder Moderately Aggressive	Delaware Ivy VIP Pathfinder Moderately Aggressive

Former Name	New Name
Ivy VIP Pathfinder Moderately Conservative	Delaware Ivy VIP Pathfinder Moderately Conservative
Ivy VIP Science and Technology	Delaware Ivy VIP Science and Technology
Ivy VIP Securian Real Estate Securities	Delaware Ivy VIP Securian Real Estate Securities
Ivy VIP Small Cap Core	Delaware Ivy VIP Small Cap Core
Ivy VIP Small Cap Growth	Delaware Ivy VIP Small Cap Growth
Ivy VIP Value	Delaware Ivy VIP Value
Ivy VIP Government Money Market	Delaware Ivy VIP Government Money Market

2.
Effective immediately, all references in the Funds’ Prospectus and SAI to Ivy Investment Management Company (IICO) are replaced with Delaware Management Company (Manager and/or DMC), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). In addition, all references in the Funds’ Prospectus and SAI to Ivy Distributors, Inc. (IDI) (with the exception noted in the next sentence) are replaced with Delaware Distributors, L.P. (Distributor). In September 2020, IDI became, and remains, the marketing broker and program manager of the Ivy InvestEdSM 529 Plan; and in October 2020, the Arizona State Treasurer’s Office became Administrator of the Arizona Family College Savings Program. Both the Manager and Distributor are located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

3.	Effective immediately, the following disclosure is added at the bottom of the “Principal Investment Risks” section for each Fund:
IBOR risk. The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

4.	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.
5.	Effective May 2021, Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden are added as portfolio managers to Ivy Municipal High Income Fund and Ivy California Municipal High Income Fund.
6.	Effective July 1, 2021, investors in Class A shares of Ivy Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Small Cap Core

Fund, Ivy Small Cap Growth Fund, Ivy Value Fund, Ivy Emerging Markets Equity Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy International Core Equity Fund, Ivy Managed International Opportunities Fund, Ivy Pzena International Value Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Securian Real Estate Securities Fund, Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund, Ivy International Small Cap Fund, and Ivy Apollo Multi-Asset Income Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 5.75% for investments less than $50,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $50,000	5.75%	5.00%
$50,000 - $99,999	4.75%	4.00%
$100,000 - $249,999	3.75%	3.00%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Funds’ Prospectus is revised accordingly.

7.
Effective July 1, 2021, investors in Class A shares of Ivy High Income Fund, Ivy Securian Core Bond Fund, Ivy Apollo Strategic Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, and Ivy Global Bond Fund, will pay a Maximum Sales Charge (Load) Imposed on Purchases of 4.50% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	4.50%	4.00%
$100,000 - $249,999	3.50%	3.00%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Funds’ Prospectus is revised accordingly.

8.
Effective July 1, 2021, investors in Class A shares of Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, and Ivy California Municipal High Income Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 4.50% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	4.50%	4.00%
$100,000 - $249,999	3.50%	3.00%
$250,000 up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Funds’ Prospectus is revised accordingly.

9.
Effective July 1, 2021, investors in Class A shares of Ivy Limited-Term Bond Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 2.75% for investments less than $100,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $100,000	2.75%	2.35%
$100,000 - $249,999	2.00%	1.75%
$250,000 - $999,999	1.00%	0.75%
$1 million up to $5 million	0.00%	0.00%	0.75%	0.75% for 12 Mo
$5 million up to $25 million	0.00%	0.00%	0.50%	0.75% for 12 Mo
$25 million or more	0.00%	0.00%	0.25%	0.75% for 12 Mo

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Funds’ Prospectus is revised accordingly.

10.	Effective immediately, the following paragraph is added to the Prospectus for Ivy Government Money Market Fund, Ivy VIP Government Money Market, and Ivy Cash Management Fund under “Fees and Expenses”:
The Fund's investment manager, Delaware Management Company (Manager), has agreed to voluntarily waive and/or reimburse fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Manager. There is no guarantee that the Fund will maintain a positive yield.

11.
Effective immediately, the first paragraph of the section of the Funds’ Prospectus entitled “The Management of the Funds—Investment Adviser” and, with respect to the Ivy VIP Funds, the first paragraph of the Prospectus entitled “The Management of the Portfolios – Portfolio Management” and, with respect to the InvestEd Portfolios, the first and second paragraphs of the Prospectus entitled “Management of the Portfolios – Investment Adviser”, is hereby replaced with the following:

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund's investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of March 31, 2021, $187.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services.

12.
Effective immediately, for all Funds except Ivy Asset Strategy Fund and Ivy Mid Cap Income Opportunities Fund, the second and third paragraphs of the section entitled “The Management of the Funds—Investment Adviser” in the Funds’ Prospectus and, with respect to the Ivy VIP Funds, the second and third paragraphs of the Prospectus entitled “The Management of the Portfolios – Portfolio Management,” is hereby replaced with the following and added with respect to the InvestEd Portfolios:

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

13.
Effectively immediately, DMC may utilize its global equity investment platform and global fixed income investment platform.
Global Equity Investment Platform

DMC utilizes its affiliated sub-advisor Macquarie Investment Management Global Limited (MIMGL) to provide quantitative support and both MIMGL and its affiliated sub-advisor Macquarie Funds Management Hong Kong Limited (MFMHKL) to provide trading to the equity mutual funds that DMC advises.  Although DMC has principal responsibility each applicable Fund, DMC may permit the applicable affiliated sub-advisor to execute Fund security trades on behalf of DMC.

Global Fixed Income Investment Platform

DMC utilizes its affiliated sub-advisors Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, with respect to the fixed income mutual funds that DMC advises. Although

9

DMC has principal responsibility for each applicable Fund, DMC may seek investment advice and recommendations from these affiliated sub-advisors and DMC may also permit an affiliated sub-advisor to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an affiliated sub-advisor’s specialized market knowledge.
Those Funds indicated as “multi asset” would utilize both the global equity and global fixed income investment platforms.

The following affiliated sub-advisors, MFMHKL, MIMGL, MIMAK, and MIMEL, are added to each Fund as follows:

Fund	Platform	Affiliated Sub-Advisor(s)
Ivy Mid Cap Growth Fund	Equity	MFMHKL, MIMGL
Ivy Large Cap Growth Fund	Equity	MFMHKL, MIMGL
Ivy Core Equity Fund	Equity	MFMHKL, MIMGL
Ivy Global Growth Fund	Equity	MFMHKL, MIMGL
Ivy Science & Technology Fund	Equity	MFMHKL, MIMGL
Ivy International Core Equity Fund	Equity	MFMHKL, MIMGL
Ivy Managed International Opportunities Fund	Equity	MFMHKL, MIMGL
Ivy Accumulative Fund	Equity	MFMHKL, MIMGL
Ivy Small Cap Growth Fund	Equity	MFMHKL, MIMGL
Ivy Small Cap Core Fund	Equity	MFMHKL, MIMGL
Ivy International Small Cap Fund	Equity	MFMHKL, MIMGL
Ivy Global Equity Income Fund	Equity	MFMHKL, MIMGL
Ivy Value Fund	Equity	MFMHKL, MIMGL
Ivy Emerging Markets Equity Fund	Equity	MFMHKL, MIMGL
Ivy Energy Fund	Equity	MFMHKL, MIMGL
Ivy Natural Resources Fund	Equity	MFMHKL, MIMGL
Ivy Balanced Fund	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy Wilshire Global Allocation Fund	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy Apollo Multi-Asset Income Fund	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy Limited-Term Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Government Securities Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy High Income Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Corporate Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Crossover Credit Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy Global Bond Fund	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Mid Cap Growth	Equity	MFMHKL, MIMGL
Ivy VIP Growth	Equity	MFMHKL, MIMGL
Ivy VIP Core Equity	Equity	MFMHKL, MIMGL
Ivy VIP Global Growth	Equity	MFMHKL, MIMGL

Fund	Platform	Affiliated Sub-Advisor(s)
Ivy VIP Science and Technology	Equity	MFMHKL, MIMGL
Ivy VIP International Core Equity	Equity	MFMHKL, MIMGL
Ivy VIP Small Cap Growth	Equity	MFMHKL, MIMGL
Ivy VIP Small Cap Core	Equity	MFMHKL, MIMGL
Ivy VIP Global Equity Income	Equity	MFMHKL, MIMGL
Ivy VIP Natural Resources	Equity	MFMHKL, MIMGL
Ivy VIP Energy	Equity	MFMHKL, MIMGL
Ivy VIP Value	Equity	MFMHKL, MIMGL
Ivy VIP Balanced	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Asset Strategy	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Conservative	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Conservative	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderate	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Aggressive	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Aggressive	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderate – Managed Volatility	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy VIP Limited-Term Bond	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Corporate Bond	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP High Income	Fixed Income	MIMEL, MIMGL, MIMAK
Ivy VIP Global Bond	Fixed Income	MIMEL, MIMGL, MIMAK

14.	Effective immediately, for sales charge waivers for certain investors – Class A and Class E shares and shares of the InvestEd Portfolios that may be purchased at NAV, the following is added:

•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

15.
Effective July 1, 2021, the following is added to each Funds’ Prospectus under the section entitled “Choosing a Share Class”, with the exception of (i) Ivy Limited-Term Bond Fund; (ii) InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio, InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio, and InvestEd 0 Portfolio (all 10 InvestEd Portfolios collectively referred to herein as “the InvestEd Portfolios”); and (iii) Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund, Ivy ProShares MSCI ACWI Index Fund (all 5 Ivy Pro Shares Index Funds collectively referred to herein as “the Ivy Pro Shares Index Funds”):

You will have to pay a Limited CDSC of 1.00% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies.
16.	Effective July 1, 2021, the following is added to the Prospectus for Ivy Limited Term Bond Fund under the section entitled “Choosing a Share Class”:
You will have to pay a Limited CDSC of 0.75% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC within the 12 months after your purchase, unless a specific waiver of the Limited CDSC applies.

17.
Effective July 1, 2021, except for the Ivy VIP Funds, the InvestEd Portfolios and the Ivy Pro Shares Index Funds, the following is added to the Funds’ Prospectuses under the section entitled “Your Account—Choosing a Share Class”, replacing any related references.

For Class A shares purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; and for Class A shares purchased on or after July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the

18 months after your purchase except for Ivy Limited-Term Bond Fund which is 0.75% within 12 months, unless a specific waiver of the Limited CDSC applies.
Effective July 1, 2021, on sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares. On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.
18.	Effective July 1, 2021, the Rights of Accumulation policy for the Funds is changed and all related references are replaced with the following:

Effective July 1, 2021, upon your request, you can combine your holdings or purchases of a Fund and all share classes of Delaware Funds, excluding any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your financial intermediary, the Distributor or the Transfer Agent at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time.  This feature may be available at a later time.

19.	Effective immediately, the section of the Funds’ Prospectus entitled “Your Account—Additional Compensation to Intermediaries” is hereby replaced with the following:
Payments to intermediaries
The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory
12

fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class N shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).
If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

20.	Effective immediately, the section of the Funds’ Prospectus entitled “Potential Conflicts of Interest” is hereby deleted in its entirety.

21.	Effective immediately, the following is added to the section of the Funds’ Prospectus entitled “Buying Shares”:
Limitations on Exchanges

Shareholders of Transaction Funds may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

22.
Effective immediately, the “Valuation” sections of the applicable sections in the applicable Funds’ prospectus and SAI are hereby replaced by the relevant portions set forth below.  For the InvestEd Portfolios, references to “Fund” may also include “affiliated underlying fund”.

Calculating share price
The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.
We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.
Fair valuation
When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.
The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
The Board has delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.
23.	Effective immediately, the section of the Funds’ SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES — The Management Agreement” is hereby replaced with the following.
The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.
As of March 31, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate, $187.5 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.
The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.
The Funds’ Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.
Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.
24.
Effective immediately, the references and information related to IDI as the distributor in the section of the Funds’ SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES — Distribution Services” is hereby replaced with the following. Class A, Class B, Class C, Class E, Class R, and Class Y are hereinafter defined herein and in the SAI as the “Retail Classes”.  Class I and Class N are hereinafter defined herein and in the SAI as the “Institutional Classes.”

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated April 30, 2021.The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.
25.
Effective immediately, the Valuation sections of the applicable sections in the applicable Funds’ SAI are hereby replaced by the relevant portions set forth below.  For the InvestEd Portfolios, references to “Fund” may also include “affiliated underlying fund”.

Determining Offering Price and Net Asset Value
Orders for purchases and redemptions of Class A and Class E shares and InvestEd Portfolios are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.
Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day.
The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.
Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.
Each Class of a Fund will bear a pro rata portion of the common expenses of that Fund. Each class of a Fund will record a pro rata portion of income earned by that Fund. The pro rata calculation will be based on each class’s percentage of net assets in that Fund. The Institutional share classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class N shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

26.	Effective immediately, the following is added to the Prospectus and SAI of the Ivy Funds and InvestEd Portfolios:

Exchange of Shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please see the Section of this Supplement entitled “Limitations on Exchanges” if you are a shareholder of a Transaction Fund.
27.	Effective July 1, 2021, the following replaces the applicable corresponding section of each applicable Fund’s Prospectus and SAI:

Sales Charge Waivers for Certain Transactions
Effective July 1, 2021, Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify your financial intermediary in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.
•
Exchange of Class A shares of another fund within the Ivy Funds or shares of any portfolio within the InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

•
Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

•	Reinvestment of the proceeds up to 90 days after you redeem shares under certain circumstances. For purposes of this “right of reinvestment policy,” automatic transactions

(including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Depending on the financial intermediary holding your account, your reinvestment privileges may differ from those described in this prospectus. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

•	Shares Purchased under the Fund Dividend Reinvestment Plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

28.	Effective July 1, 2021, the following replaces the applicable corresponding section of each applicable Fund’s Prospectus related to the sales charge waivers for Janney Montgomery Scott, LLC:

Janney Montgomery Scott, LLC (“Janney”):
If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this
Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).
—Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
—Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load
(i.e., right of reinstatement).
—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or
Keogh plans.
—Shares acquired through a right of reinstatement.
—Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
—Shares sold upon the death or disability of the shareholder.
—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
—Shares purchased in connection with a return of excess contributions from an IRA account.
—Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.
—Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
—Shares acquired through a right of reinstatement.
—Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
—Breakpoints as described in this Prospectus
—Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
—Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.
*Also referred to as an “initial sales charge.”

29.
Effective immediately, the Prospectus and SAI for Ivy Wilshire Global Allocation Fund, Ivy Managed International Opportunities Fund, Ivy VIP Pathfinder Moderate – Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility, Ivy VIP Pathfinder Moderately Conservative – Managed Volatility, Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio, InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio, and InvestEd 0 Portfolio are hereby revised to reflect the fact that these Funds now invest primarily in a combination of underlying Delaware Funds, including the predecessor Ivy Funds.

30.
Effective immediately, PricewaterhouseCoopers LLP is the Funds’ Independent Registered Public Accounting Firm.  In addition, the “Custodial and Auditing Services” disclosure is replaced in its entirety with the following:

The Funds' custodian is The Bank of New York Mellon (BNYM), and its address is One Wall Street, New York, New York.  In general, the custodian is responsible for holding the Funds' cash and securities. Deloitte & Touche LLP, located at1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds' independent registered public accounting firm for its most recent fiscal year, audited the financial statements and financial highlights of each Fund.  The Board has selected PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, to serve as the current independent registered public accounting firm for the Funds.
31.
Effective immediately, each Fund has elected the following thirteen members of the Board of Trustees, replacing the previous Trustees. In addition, new officers have been appointed to serve the Funds, replacing the previous Fund officers. All related references in the SAI, including under “MANAGEMENT OF THE TRUST”, are hereby replaced as follows. The tables related to the Board, other than the Trustee biographical tables, contained in the SAI are not superseded. The Trustees who commenced serving in April 2021 do not yet own any shares of the Funds.

MANAGEMENT OF THE TRUST
Trustees and officers
The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.
As of April 1, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.
Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since April 2021 Trustee since April 2021	161
Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)
					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since April 2021	161	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since April 2021 Chair since April 2021	161	Private Investor (March 2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since April 2021	161	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016-December 2019) Director—Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow 100 Independence, 610 Market	Trustee	Since April 2021	161	Private Investor (April 2011-Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

Street Philadelphia, PA 19106-2354 January 1953
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	89	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)
Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)
Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354	Trustee	Since April 2021	161	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	Director; Compensation Committee and Governance Committee Member — Community Health

May 1960
Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	89
President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)
Independent Chairman and Trustee, Waddell & Reed

Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018) Independent Chairman and Trustee, Ivy NextShares (2016-2019)
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	89	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)
Director, Hall Family Foundation (1993-Present)

 Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and

					Electric Company (related utility companies) (2018-Present) Director, Stowers (research) (2018) CoChair, Women Corporate Directors (director education) (2018-2020) Trustee, Ivy NextShares (2019)
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since April 2021	161
Private Investor (January 2017-Present)

Chief Executive Officer — Banco Itaú International (April 2012-December 2016)

Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since April 2021	161	Vice Chairman (2010-April 2013) — PNC Financial Services Group	Director — HSBC North America Holdings Inc. (December 2013-Present) Director — HSBC USA Inc. (July 2014-Present) Director — HSBC Bank USA, National

					Association (July 2014-March 2017) Director — HSBC Finance Corporation (December 2013-April 2018)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since April 2021	161	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)
Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans 100 Independence, 610 Market	Trustee	Since April 2021	161	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice	Director; Personnel and Compensation Committee Chair; Member of Nominating,

Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 2021	161	President and Treasurer (July 1995-January 2003) — 3M Company	Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)
Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2
Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager, principal underwriter, and transfer agent.

3
David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust. An Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for all investment companies in the Delaware Funds family for which he or she serves as Trustee/Director, plus $14,000 per meeting for attending each Board Meeting in person; and (ii) a $3,000 fee for attending telephonic board meetings. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.
Board Leadership Structure
Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. Several of the Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.
Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.
Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.
Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.
The Board has the following committees:
Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood.
Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the

Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; and Janet L. Yeomans.
In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.
Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.
Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.
Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.
Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.
John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.
Joseph Harroz, Jr.  — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Trustee to the Funds in the Ivy Funds Complex.  The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Ivy Funds Complex.
Sandra A. J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.
Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.
Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S.

degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.
Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.
Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.
Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management, since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of Macquarie Investment Management – Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”
Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees.
Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood.
Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.
The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.
The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.
Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The board of directors of the Predecessor Funds created an honorary position of Director Emeritus, whereby a director of the Predecessor Funds who attained the age of 75 was required to resign his or her position as director and, unless he or she elected otherwise, to serve as a Director Emeritus, provided the director had served on the board of the Predecessor Funds (or predecessor entity) for at least five years, which need not have been consecutive. A Director Emeritus had no authority or responsibility with respect to the management of the Funds, but did receive fees in recognition of his or her past services, whether or not services were rendered in his or her capacity as Director Emeritus. The Board has eliminated the plan for present and future Board members.
Under the predecessor board’s plan, a Director Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a director of the Predecessor Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and both served as the last Directors Emeritus under the plan until their passing in December 2019 and October 2019, respectively.
Similarly, the board of the WRA Funds created an honorary emeritus position for former trustees of those funds (a “WRA Funds Trustee Emeritus”). Under that plan, an incumbent trustee who had attained the age of 70 could elect to serve as a Trustee Emeritus. Alternatively, if a trustee was initially elected on or after May 31, 1993 to the board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, such trustee was required to resign his or her position as trustee and, unless he or she elected otherwise, serve as Trustee Emeritus. In either case, that trustee must have served as a trustee or director of the WRA Funds or an Other Trust for at least five years, which need not have been consecutive. A WRA Funds Trustee Emeritus received fees in recognition of his or her past services whether or not services were rendered in his or her Emeritus capacity, but he or she had no authority or responsibility with respect to the management of the Trust.

The board of the WRA Funds combined with the Board of the Ivy Funds in 2017; therefore, the only Trustees on the Board of the Ivy Funds who were eligible for the position of WRA Funds Trustee Emeritus were those Trustees who were trustees of the WRA Funds on December 31, 2016.  The Board has eliminated the WRA Funds Trustee Emeritus plan for past, present and future Board members effective on April 30, 2021, and the Funds discontinued payments under the plan on that date.
A WRA Funds Trustee Emeritus received an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a trustee or director. If a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust before May 31, 1993, such annual fee was payable as long as the trustee or director held WRA Funds Trustee Emeritus status, which could have been for the remainder of his or her lifetime. However, if a WRA Funds Trustee Emeritus was initially elected as a trustee or director to the board of the WRA Funds or an Other Trust on or after May 31, 1993, such WRA Funds Trustee Emeritus received such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her emeritus service, or in an equivalent lump sum. A Trustee who took the position of WRA Funds Trustee Emeritus after January 1, 2017, was only entitled to receive an annual fee in an amount equal to the annual retainer he or she received in 2016.
Each of Messrs. Jarold W. Boettcher, John A. Dillingham, and Frederick Vogel III served as a WRA Funds Trustee Emeritus. Mr. Vogel initially was elected to a board of directors of a fund in the Fund Complex before May 31, 1993, and therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a Director until the plan was eliminated. Each of the other WRA Funds Trustee Emeritus initially were elected after May 31, 1993, and each therefore received an amount equal to the annual retainer he was receiving at the time he resigned as a trustee for three years commencing upon the date he became a WRA Funds Trustee Emeritus. Each of Messrs. William T. Morgan and Paul S. Wise also served as WRA Funds Trustee Emeritus until their passing in December 2019 and October 2019, respectively.
The fees paid to each WRA Funds Trustee Emeritus were allocated among the funds that were in existence at the time the WRA Funds Trustee Emeritus was elected to that status, based on each fund’s net assets at that time. As a result of transactions by which certain Ivy Funds assumed the assets and liabilities of corresponding predecessor WRA Funds, such payments were the responsibility of the corresponding successor Funds.

32.
Effective immediately, the following disclosure is added to the “THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS” section for the SAI of each Fund and with respect to “Cybersecurity Risk” replaces the current cybersecurity risk language included in both the Prospectus and the SAI

Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.
Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.
As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.
Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.
IBOR Transition Risk
The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.
In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.
33.	Effective immediately, the following replaces the “PORTFOLIO HOLDINGS DISCLOSURE” section in each Fund’s SAI:
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until 1) after the Fund disseminates its statement to shareholders or 2) the holdings information is publicly available. We provide a list of each Fund's holdings on a shareholder's statement.  Portfolio holdings information will be made available to the public on our fund website, at www.sec.gov, or via phone by calling 800 231-8002.
Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.
The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.
Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer (DG3), and the Funds' proxy voting service. These entities are obligated to keep such information confidential.
Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the Manager will seek to obtain copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.
To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2021.